--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 26, 2004

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

     Delaware              Commission File Number:                33-0859354
(State of other                  000-26505                   (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 Incorporation or
 organization)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

ITEM 7.           EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated February 26, 2004


ITEM 9.           OTHER EVENTS

     On February 26, 2004 the Company issued a press release announcing the initiation of a quarterly cash dividend. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2004

                                         Community Bancorp Inc.



                                         By:      /s/ Michael J. Perdue
                                             ---------------------------
                                         Michael J. Perdue
                                         President and Chief Executive Officer